UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

DELPHI TECHNOLOGIES PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Delphi Technologies PLC (“Delphi” or the “Company”) by BorgWarner Inc., a Delaware corporation (“Buyer”), pursuant to the terms of a Transaction Agreement, dated January 28, 2020, by and between the Company and Buyer:

(i) Transcript of Video Presentation by Richard F. Dauch, Chief Executive Officer of the Company, presented on January 28, 2020.

(ii) Employee Letter from Richard F. Dauch, Chief Executive Officer of the Company, dated January 28, 2020.

(iii) Employee Questions and Answers, dated January 28, 2020.

(iv) Social Media Posts, dated January 28, 2020.

(v) Investor Presentation, dated January 28, 2020.

(vi) Transcript of Investor Conference Call held on January 28, 2020.

Exhibit 99.1

Hello

As you will have seen and heard by now, today we announced that Delphi Technologies has entered into an agreement with BorgWarner under which the two companies will come together to create a pioneering propulsion technologies leader.

This combination presents an exciting opportunity for our two companies to evolve together to meet our customers’ current and future propulsion technology needs.

I know this will be an unexpected development for many of you, particularly given our recently announced restructuring initiatives.

Delphi Technologies’ Board and Executive Leadership Team considered the offer at great length and from all angles….before deciding that this was the best path forward for the company, our people...and all of our stakeholders.

As you look at BorgWarner and Delphi Technologies we share similar visions and common values.

The two companies are also a great strategic fit. Our combined product portfolios fit together like a hand and a glove.

BorgWarner’s leadership team shares our focus on addressing the technological challenges and transitions underway in our industry today.

Together we will have greater scale ....the new company will have combined revenues of more than $14bn annually.

The combined company will operate under the name BorgWarner. Together we will be uniquely positioned to serve OEMs and Aftermarket customers around the world… as the demand grows for cleaner and more efficient vehicles. We will be one of the leading pure-play propulsion companies in the automotive industry. For our teams around the world, there will be new and increased opportunities to advance your careers. Other benefits include:

•	Greater revenue balance between light and commercial vehicle segments......and from a customer and regional standpoint.

•	our Aftermarket business will nearly double in size.

•	we will have a stronger, investment grade balance sheet ....that can support future investments in our people, new product and process technologies and in our operating sites around the world.

•	And finally it creates a significant shareholder value both today and in the future.

So what happens next…?

The transaction is expected to close by the second half of 2020, subject to approval by Delphi Technologies shareholders ....and the completion of various conditions and regulatory approvals.

Tomorrow we will hold a leadership call at 1pm London time to review further details. Over the coming days, ELT members and site managers will also be holding Skype briefings and town halls – please look out for details and contact your manager or ELT member if you do not receive an invitation to one of those meetings.

Questions can also be submitted via a SharePoint site and details on how to do that will also be made available.

In the meantime, we have a business to run….it is very important that we continue to operate safely and deliver on our commitments to our customers and to each other.

So please stay focused on your job and deliver on our operational and financial commitments to the company.

Together, BorgWarner and Delphi Technologies can and will …create a true pioneering propulsion technologies leader in the automotive industry.

Thanks for your continued support and...

Be the Best!

No Offer or Solicitation

This communication is being made in respect of the proposed acquisition (the “proposed transaction”) of Delphi Technologies PLC (“Delphi”) by BorgWarner Inc. (“BorgWarner”). This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the proposed transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. In connection with the proposed transaction, Delphi will file certain proxy materials, which shall constitute the scheme document and the proxy statement relating to the proposed transaction (the “proxy statement”). The proxy statement will contain the full terms and conditions of the proposed transaction, including details with respect to the Delphi shareholder vote in respect of the proposed transaction. Any decision in respect of, or other response to, the proposed transaction should be made only on the basis of the information contained in the proxy statement.

Participants in the Solicitation

Delphi, BorgWarner and certain of their respective directors, executive officers and employees may be deemed “participants” in the solicitation of proxies from Delphi shareholders in respect of the proposed transaction. Information regarding the foregoing persons, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and any other relevant documents to be filed with the Securities and Exchange Commission (the “SEC”). You can find information about Delphi’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019, and certain of Delphi’s Current Reports on Form 8-K filed with the SEC on January 7, 2019 and July 30, 2019. You can find information about BorgWarner’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Delphi will file with the SEC and furnish to Delphi’s shareholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Delphi’s shareholders are urged to read the proxy statement and any other relevant documents filed or to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement (if any) carefully and in their entirety when they become available because they will contain important information about the proposed transaction and the parties to the proposed transaction.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and Delphi’s and BorgWarner’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, are available free of charge through Delphi’s and BorgWarner’s websites at www.delphi.com and www.borgwarner.com, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Forward-Looking Statements

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi’s current views with respect to future events, including the proposed transaction, and financial performance or that are based on its management’s current outlook, expectations, estimates and projections, including with respect to the combined group following the proposed transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi’s or BorgWarner’s respective operations and business environment, which may cause actual results to be materially different from those indicated in the forward-looking statements. All statements that address future operating, financial or business performance or Delphi’s strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed transaction will not be pursued; failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the proposed transaction; adverse effects on the market price of Delphi’s ordinary shares or BorgWarner’s shares of common stock and on Delphi’s or BorgWarner’s operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; failure to promptly and effectively integrate Delphi’s businesses; negative effects relating to the announcement of the proposed transaction or any further announcements relating to the proposed transaction or the consummation of the proposed transaction on the market price of Delphi’s ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed transaction; general economic and business conditions that affect the combined group following the consummation of the proposed transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi’s control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 21, 2019, and the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 19, 2019.

Delphi’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Delphi disclaims any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi or its directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Exhibit 99.2

To the Delphi Technologies Team,

It has just been announced to the New York Stock Exchange that Delphi Technologies and BorgWarner have entered into an agreement under which BorgWarner will acquire Delphi Technologies, creating a pioneering propulsion technologies company uniquely equipped to serve OEM and Aftermarket customers around the world.

You can read the full stock exchange announcement here and here is a link to a short video. If you would like to listen to the joint BorgWarner/ Delphi Technologies investor webcast at 0800 EST you can find the details here.

I know this will be an unexpected development for many of you, particularly given our current restructuring and other strategic initiatives. However, the two companies are a very strong strategic fit and the Delphi Technologies’ Board and Executive Leadership Team considered the offer at length and from all angles, before deciding that this was the best way forward for the company, our people and all our stakeholders.

This deal presents an exciting opportunity for the companies to evolve together to meet our customers’ current and future propulsion opportunities. Delphi Technologies and Borg Warner will have greater scale and complementary portfolios of industry-leading products, systems and technologies, with combined revenues of more than $14bn and around 50,000 employees.

We will be well positioned to serve OEMs and IAM customers around the world across the full range of combustion, hybrid and electric propulsion and Aftermarket products, as the demand grows for cleaner and more efficient vehicles. BorgWarner’s leadership team shares our focus on addressing today’s and tomorrow’s market opportunities.

For our employees, the combination creates opportunities as we become part of a company with enhanced scale and reach, based on shared values and cultures.

Further strengths of the combination include:

•	A more balanced revenue exposure to light and commercial vehicle segments.

•	Almost doubling the size of our Aftermarket business.

•	A stronger balance sheet that can support incremental investment in people, new products and operating facilities.

•	Immediate and potential future value creation for shareholders.

What happens next?

We will be holding a leadership call tomorrow 29 January at 1300 GMT. Call details can be found here.

The transaction is expected to close in the second half of 2020, subject to approval by Delphi Technologies shareholders and the completion of the usual closing conditions and regulatory approvals.

Over the coming days, ELT members and site managers will also be holding Skype briefings and town halls – please look out for details and contact your manager or ELT member if you do not receive an invitation.

Questions can also be submitted via this SharePoint site and updates will be posted regularly.

In the meantime, we have a business to run, so it is very important we stay focused and deliver on our operational and financial commitments. Together, with BorgWarner we can and will create a true pioneering propulsion technologies leader.

Be the Best!

Rick

CALL HANDLING GUIDANCE FOR RECEPTION/ TELEPHONE OPERATORS:

It is likely that there will be calls coming into reception and offices regarding the acquisition of Delphi Technologies by BorgWarner, which was announced on 28 January 2020.

Please do not be drawn into speculation or comment about the announcement, other than to confirm it was announced and to refer callers to the appropriate source as set out below:

•	As a first point for general information, you can refer callers to the information on our website (www.delphi.com) on the home page and on the news page.

•	Customer or supplier enquiries can be referred to your local Executive Leadership Team member or site manager. They will redirect as appropriate.

•	Please refer investor enquiries to:

•	Sherief Bakr

sherief.bakr@delphi.com

+44 203 057 4241

•	Please refer media enquiries to:

•	Anna Mitchell (Global/ UK)

anna.mitchell@delphi.com

+44 7919 293 056

•	Kristen Kinley (Global/ Americas)

kristen.kinley@delphi.com

+1 248 5353930

LEGAL NOTICES:

No Offer or Solicitation

This communication is being made in respect of the proposed acquisition of Delphi Technologies by BorgWarner (the “proposed transaction”). This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a proposed transaction not subject to, such registration requirements. Any securities issued in the proposed transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. In connection with the proposed transaction, Delphi Technologies will file certain proxy materials, which shall constitute the scheme document and the proxy statement relating to the proposed transaction (the “proxy statement”). The proxy statement will contain the full terms and conditions of the proposed transaction, including details with respect to the Delphi Technologies shareholder vote in respect of the proposed transaction. Any decision in respect of, or other response to, the proposed transaction should be made only on the basis of the information contained in the proxy statement.

Participants in the Solicitation

Delphi Technologies, BorgWarner and certain of their respective directors, executive officers and employees may be deemed “participants” in the solicitation of proxies from Delphi Technologies shareholders in respect of the proposed transaction. Information regarding the foregoing persons, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and any other relevant documents to be filed with the Securities and Exchange Commission (the “SEC”). You can find information about Delphi Technologies’ directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019, and certain of Delphi Technologies’ Current Reports on Form 8-K filed with the SEC on January 7, 2019 and July 30, 2019. You can find information about BorgWarner’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Delphi Technologies will file with the SEC and furnish to Delphi Technologies’ shareholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Delphi Technologies’ shareholders are urged to read the proxy statement and any other relevant documents filed or to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement (if any) carefully and in their entirety when they become available because they will contain important information about the proposed transaction and the parties to the proposed transaction.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and Delphi Technologies’ and BorgWarner’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, are available free of charge through Delphi Technologies’ and BorgWarner’s websites at www.delphi.com and www.borgwarner.com, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Forward-Looking Statements

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ current views with respect to future events, including the proposed transaction, and financial performance or that are based on its current outlook, expectations, estimates and projections, including with respect to the combined group following the proposed transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results to be materially different from those indicated in the forward-looking statements. All statements that address future operating, financial or business performance or Delphi Technologies’ strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed transaction will not be pursued; failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the proposed transaction; adverse effects on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock and on Delphi Technologies’ or BorgWarner’s operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the proposed transaction or any further announcements relating to the proposed transaction or the consummation of the proposed transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed transaction; general economic and business conditions that affect the combined group following the consummation of the proposed transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 21, 2019, and the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 19, 2019.

Delphi Technologies’ forward-looking statements speak only as of the date of this communication or as of the date they are made. Delphi Technologies disclaims any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies or its directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Delphi Technologies Internal Communications

Exhibit 99.3

QUESTIONS AND ANSWERS

1.	What was announced?

•	Today, BorgWarner announced a definitive agreement to acquire Delphi Technologies.

•

Delphi Technologies’ portfolio is highly complementary to BorgWarner’s, and together we plan to create a pioneering propulsion technologies company uniquely equipped to serve OEMs and aftermarket customers around the world.

•	We’re really excited about the opportunities ahead for a combined Delphi Technologies and BorgWarner.

2.	Who is BorgWarner? How can I learn more about them?

•	BorgWarner is a global product leader in clean and efficient technology solutions for combustion, hybrid and electric vehicles.

•	BorgWarner is headquartered in Auburn Hills, Michigan and has manufacturing and technical facilities in 67 locations across 19 countries.

•	BorgWarner shares our focus on addressing today’s and tomorrow’s challenges. They are committed to creating technologies to improve efficiency, emissions and performance in all types of vehicles.

•	You can visit BorgWarner’s website, www.borgwarner.com, to learn more about the company and its mission.

3.	Why are we being acquired by BorgWarner? How will Delphi Technologies benefit from this transaction?

•

Delphi Technologies’ portfolio is highly complementary to BorgWarner’s, and together we plan to create a pioneering propulsion technologies company uniquely equipped to serve OEMs and aftermarket customers around the world.

•	BorgWarner’s team shares Delphi Technologies’ focus on addressing today’s and tomorrow’s challenges, and we expect the combination to create exciting opportunities for our employees.

•	Additionally, we also expect our shareholders will benefit from the opportunity to participate in the future growth and value creation of the combined company.

4.	What does this transaction mean for me?

•	BorgWarner shares our belief that Delphi Technologies’ employees are one of our most important resources, and we believe the combination will create exciting opportunities for our employees.

•	Until the transaction closes, which is expected to occur in the second half of 2020, Delphi Technologies and BorgWarner will continue to operate as separate companies.

•	It remains business as usual, and you should continue to focus on your day-to-day responsibilities and delivering for our customers.

5.	When will the transaction be completed and what can we expect between now and then?

•	From here, we start the process to receive approval from our shareholders and regulatory authorities, and we expect to close in the second half of 2020.

•

Also between now and then, Delphi Technologies and BorgWarner are forming dedicated integration planning teams that will work on how to bring our companies together and capitalize on the strengths and talent across each organization.

•	Until the transaction closes, it’s business as usual for all of us, and Delphi Technologies and BorgWarner will continue to operate as separate, independent companies.

•	We are committed to being as transparent as possible throughout this process, and will provide updates as appropriate.

Delphi Technologies: Confidential

www.delphi.com

6.	What are the plans to integrate our two companies? Who will lead the integration efforts? How will Delphi Technologies fit into the BorgWarner organization?

•

Delphi Technologies and BorgWarner are forming dedicated integration planning teams that will work on how to bring our companies together and capitalize on the strengths and talent across each organization.

•	It is still early in the process, and details regarding bringing together our organizations will be determined as part of our integration planning.

•	We are committed to keeping employees informed, and will provide updates as appropriate.

7.	Will there be any layoffs as a result of the transaction? Will I get severance if my job is impacted?

•	BorgWarner values the talent and expertise of our employees, and a key part of this transaction is enabling us to combine our employee bases to create the best team in the business.

•	In any combination of two companies in the same industry, there will be some overlap that will be worked out as part of the integration planning process.

•	Both Delphi Technologies and BorgWarner are committed to making the transition as smooth as possible.

8.	Can I apply for a job within BorgWarner?

•	Until the transaction is completed, Delphi Technologies and BorgWarner will operate as independent companies, and both companies will follow normal course employment practices.

9.	Should I reach out to, or expect to hear from, employees at BorgWarner between now and close?

•	If you are asked to participate in integration planning efforts, you will be provided guidance.

•	As always, you should continue to focus on your day-to-day responsibilities.

10.	If I know someone at BorgWarner, can I call them?

•	As is always the case, you may not share any confidential information and you should comply with our confidentiality policies as you normally would.

•	However, because the announcement and press release are public information, you may discuss this public information with people you may know at BorgWarner.

11.	Upon transaction close, who will be my formal employer? Where will the company be headquartered and who will lead it?

•	Following the closing of the transaction, the combined company will operate as BorgWarner Inc. and will be headquartered in Auburn Hills, Michigan, where BorgWarner’s headquarters are located.

•	The combined company will be led by BorgWarner’s current leadership—Frédéric Lissalde, President and CEO, and Kevin A. Nowlan, CFO.

12.	Will our offices remain in the same locations? When will we meet the BorgWarner management team?

•	We just announced the transaction today and it’s still early in the process.

•	Real estate and relocation decisions will be made as part of the integration planning process, and any future changes would be communicated in advance.

13.	What will happen to the Delphi Technologies product name and brands?

•	As part of the integration planning process, the integration team, working with the marketing department, will make decisions about things like product names and branding.

Delphi Technologies: Confidential

www.delphi.com

14.	Will my email address change?

•	For now, it is business as usual and there will be no changes to your email address.

•	Any future changes would be communicated in advance.

15.	Will our reporting structure change?

•	For the time being, there will be no changes to your reporting structure.

•	There may be reporting or structural changes after the transaction closes, but for now it is business as usual.

16.	Will our healthcare or benefits change?

•	You will find out more about BorgWarner’s healthcare and benefit programs as the integration planning process progresses.

•	Prior to the closing of the transaction, Delphi Technologies’ healthcare and benefits will continue in the normal way.

17.	How will this transaction impact employee compensation? How does this impact our company’s incentive schemes? Will this impact this year’s bonus targets?

•	You will find out more about BorgWarner’s compensation practices as the integration planning process progresses.

•	Prior to the closing of the transaction, Delphi Technologies will continue its normal compensation practices.

18.	Will Delphi Technologies be able to hire, promote, or make other organizational changes between now and the close of the transaction?

•	Restrictions on organizational changes, if any, will be communicated via Delphi Technologies management as needed.

19.	What will happen to my owned shares of Delphi Technologies in the transaction?

•	If you own shares of Delphi Technologies stock at the time the transaction closes, you will receive BorgWarner stock equal to the number of Delphi Technologies shares you own multiplied by 0.4534 .

•

Following the closing, Delphi Technologies shareholders will receive a “letter of transmittal” from a paying or transfer agent, which Delphi Technologies shareholders will need to complete and submit in order to receive payment.

20.	What will happen to my Delphi Technologies equity awards in the transaction?

•

If you own time-based restricted stock unit awards of Delphi Technologies at the time the transaction closes, you will receive restricted stock units of BorgWarner equal to the number of Delphi Technologies shares subject to your restricted stock unit award multiplied by 0.4534.

•

If you own performance-based restricted stock unit awards of Delphi Technologies at the time the transaction closes, you will receive restricted stock units of BorgWarner equal to the number of shares subject your performance-based restricted stock unit awards, with any performance vesting conditions on your awards will be considered achieved at the greater of target and actual performance, multiplied by .4534.

•	All BorgWarner restricted stock unit awards will be subject to the same terms and conditions as your Delphi Technologies awards (other than performance-based vesting conditions).

21.	Can we trade Delphi Technologies shares?

•	Until the transaction is complete, trading Delphi Technologies stock you own will continue to be subject to our current insider trading policy.

•	You may trade in Delphi Technologies shares, subject to compliance with the current insider trading policy.

Delphi Technologies: Confidential

www.delphi.com

22.	What happens to my 401(k)? What about my pension?

•	Until completion of the transaction, our current 401(k) and pension programs will continue to operate per their current policies and requirements.

•	BorgWarner will provide information about their 401(k) and pension plans at a later date.

23.	What do I communicate to external parties with questions – suppliers, customers, etc.?

•

Please tell them that it is business as usual and we are as focused as ever on providing all of our customers with the exceptional products and service that they have come to expect from Delphi Technologies.

•	Please refer customer questions to Michael Neumann or your relevant ELT member. Supplier questions will be handled by Simon Brimble and his team, or refer to your local ELT member.

24.	Can we enter into new agreements (e.g., with customers, partners) between now and the close of the transaction?

•	You should follow normal approval processes when evaluating and negotiating agreements with customers, partners and vendors and involve the relevant ELT member.

•	Restrictions on new contracts, if any, will be communicated as needed.

25.	Will there be any changes to Delphi Technologies’ product roadmap?

•	Until the transaction is complete, our product roadmap remains unaffected.

•	We will keep employees updated on key developments.

26.	What should I say if I’m contacted by the media, an analyst or an investor about the transaction? Is there a social media policy?

•	We expect today’s announcement may lead to increased interest from the media, analysts and our investors.

•

Consistent with company policy, please refer all media inquiries to Kristen Kinley, global external communications director or Anna Mitchell, corporate affairs; and analyst and investor inquiries to Sherief Bakr, investor relations. They will handle from there.

•	Please do not comment about this announcement on any social media platforms. Please refer to the company’s social media policy or Kristen Kinley if you have questions.

27.	Who can I contact if I have more questions? Where can I go for more information?

•	If you have questions or concerns beyond what is provided in the Employee FAQ, please contact your manager.

•	We will continue to provide updates through to the close of the transaction. We are also setting up a SharePoint site for questions, and this will be communicated.

•	Please note that, while we may not have all of the answers to your questions today, we want to hear your thoughts so please continue to reach out.

LEGAL NOTICES:

No Offer or Solicitation

This communication is being made in respect of the proposed acquisition of Delphi Technologies by BorgWarner (the “proposed transaction”). This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a proposed transaction not subject to, such registration requirements. Any securities issued in the proposed transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. In connection with the proposed transaction, Delphi Technologies will file certain proxy materials, which shall constitute the scheme document and the proxy statement relating to the proposed transaction (the “proxy statement”). The proxy statement will contain the full terms and conditions of the proposed transaction, including details with respect to the Delphi Technologies shareholder vote in respect of the proposed transaction. Any decision in respect of, or other response to, the proposed transaction should be made only on the basis of the information contained in the proxy statement.

Delphi Technologies: Confidential

www.delphi.com

Participants in the Solicitation

Delphi Technologies, BorgWarner and certain of their respective directors, executive officers and employees may be deemed “participants” in the solicitation of proxies from Delphi Technologies shareholders in respect of the proposed transaction. Information regarding the foregoing persons, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and any other relevant documents to be filed with the Securities and Exchange Commission (the “SEC”). You can find information about Delphi Technologies’ directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019, and certain of Delphi Technologies’ Current Reports on

Form 8-K filed with the SEC on January 7, 2019 and July 30, 2019. You can find information about BorgWarner’s directors and executive officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed transaction. In connection with the proposed transaction, Delphi Technologies will file with the SEC and furnish to Delphi Technologies’ shareholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Before making any voting decision, Delphi Technologies’ shareholders are urged to read the proxy statement and any other relevant documents filed or to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement (if any) carefully and in their entirety when they become available because they will contain important information about the proposed transaction and the parties to the proposed transaction.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and Delphi Technologies’ and BorgWarner’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, are available free of charge through Delphi Technologies’ and BorgWarner’s websites at www.delphi.com and www.borgwarner.com, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Forward-Looking Statements

This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ current views with respect to future events, including the proposed transaction, and financial performance or that are based on its current outlook, expectations, estimates and projections, including with respect to the combined group following the proposed transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results to be materially different from those indicated in the forward-looking statements. All statements that address future operating, financial or business performance or Delphi Technologies’ strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed transaction will not be pursued; failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the proposed transaction; adverse effects on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock and on Delphi Technologies’ or BorgWarner’s operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the proposed transaction or any further announcements relating to the proposed transaction or the consummation of the proposed transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed transaction; general economic and business conditions that affect the combined group following the consummation of the proposed transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ control.

For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 21, 2019, and the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 19, 2019.

Delphi Technologies’ forward-looking statements speak only as of the date of this communication or as of the date they are made. Delphi Technologies disclaims any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies or its directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Delphi Technologies: Confidential

www.delphi.com

Exhibit 99.4

Exhibit 99.5

BorgWarner to Acquire Delphi Technologies: Strengthens Propulsion Systems Leadership January 2020

Forward-Looking Statements This communication may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that reflect, when made, Delphi Technologies’ or BorgWarner’s respective current views with respect to future events, including the proposed transaction, and financial performance or that are based on their respective management’s current outlook, expectations, estimates and projections, including with respect to the combined group following the proposed transaction, if completed. Such forward-looking statements are subject to many risks, uncertainties and factors relating to Delphi Technologies’ or BorgWarner’s respective operations and business environment, which may cause the actual results of Delphi Technologies or BorgWarner to be materially different from any future results. All statements that address future operating, financial or business performance or Delphi Technologies’ or BorgWarner’s respective strategies or expectations are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “could,” “designed,” “effect,” “evaluates,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “pursue,” “seek,” “target,” “when,” “will,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” the negatives thereof and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the possibility that the proposed transaction will not be pursued; failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the proposed transaction; adverse effects on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock and on Delphi Technologies’ or BorgWarner’s operating results because of a failure to complete the proposed transaction; failure to realize the expected benefits of the proposed transaction; failure to promptly and effectively integrate Delphi Technologies’ businesses; negative effects relating to the announcement of the proposed transaction or any further announcements relating to the proposed transaction or the consummation of the proposed transaction on the market price of Delphi Technologies’ ordinary shares or BorgWarner’s shares of common stock; significant transaction costs and/or unknown or inestimable liabilities; potential litigation associated with the proposed transaction; general economic and business conditions that affect the combined group following the consummation of the proposed transaction; changes in global, political, economic, business, competitive, market and regulatory forces; changes in tax laws, regulations, rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Delphi Technologies’ or BorgWarner’s control. For additional information about these and other factors, see the information under the caption “Risk Factors” in Delphi Technologies’ most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed on February 21, 2019, and the information under the caption “Risk Factors” in BorgWarner’s most recent Annual Report on Form 10-K filed with the SEC and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on February 19, 2019. Delphi Technologies’ and BorgWarner’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Delphi Technologies and BorgWarner each disclaim any intent or obligation to update or revise any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as may be required by law. All subsequent written and oral forward-looking statements attributable to Delphi Technologies, BorgWarner or their respective directors, executive officers or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph. © BorgWarner Inc. 2

A Propulsion Systems Leader, Well Positioned for the Future BorgWarner’s acquisition of Delphi Technologies will strengthen its propulsion systems leadership âœ” â–ª Reinforces leadership in electrified propulsion systems âœ” â–ª Increases power electronics scale, technology, talent and adds to system capabilities âœ” â–ª Enhances combustion, commercial vehicle, and aftermarket businesses, resulting in more balance across light and commercial vehicles as well as the aftermarket âœ” â–ª Consistent with BorgWarner’s stated balanced combustion, hybrid, and electric propulsion strategy âœ” â–ª Meaningfully accretive to earnings in second full year, while preserving a strong balance sheet 3

Delphi Technologies Overview

Key Facts & Figures

- Leading provider of propulsion technologies & solutions that make vehicles drive **cleaner, better and further**
- Comprehensive portfolio of **advanced technologies** for **ICE** and **electrified vehicles** to meet current and future market needs
- Deep expertise in Electrification with differentiated **power electronics** and **software capabilities**
- Strong position in **high pressure fuel injection systems** for **LV** and **CV**

$4.4 billion
2019 Revenue

~21,000
Employees

Sales Mix by Business in 2019

Aftermarket
19%
Electronics(1)
18%
Light Vehicle Fuel Injection
25%
Commercial Vehicle Diesel
12%
Powertrain Products
26%

© BorgWarner Inc.

4

BorgWarner

Delphi Technologies Overview Pioneers in propulsion technologies, solutions and services for global OEMs and the Aftermarket Key Facts & Figures Sales Mix by Business in 2019 Leading provider of propulsion Comprehensive portfolio of (1) Aftermarket Electronics technologies & solutions that advanced technologies for make vehicles drive cleaner, ICE and electrified vehicles 18% better and further to meet current and future 19% market needs Deep expertise in Strong position in high Electrification with pressure fuel injection differentiated power systems for LV and CV electronics and software capabilities 25% 26% Light Powertrain Vehicle Fuel $4.4 billion ~21,000 Products Injection 2019 Revenue Employees 12% Commercial Vehicle Diesel (1) Electronics includes power electronics, ECU, and other gas electronics. © BorgWarner Inc. 4

Compelling transaction for Delphi Technologies’ stakeholders Combination allows Delphi Technologies to become part of a pioneering propulsion technologies company with enhanced scale and unique capabilities Delphi Technologies’ shareholders receive ability to benefit from future upside and enhanced prospects of the combined company Provides greater flexibility to execute existing restructuring plan, with opportunity to accelerate profitable growth Combination of market leaders creates exciting opportunities for Delphi Technologies’ employees Common values and cultures based on respect, integrity, excellence, responsibility and teamwork © BorgWarner Inc. 5

Strengthens Scale and Expertise in Electrification

BorgWarner

Mechanical, clutching, and hydraulic controls expertise

eGearDrive®
Transmission

+

BorgWarner

Award-winning motors provide industry leading technology

Electric Drive
Motor

+

Delphi Technologies

Leadership in power electronics, software, and controls

High Voltage
Inverter

=

Integrated Drive Module
(iDM)

Well positioned to take advantage of future propulsion migration

Representative Example

© BorgWarner Inc.
6

BorgWarner

Strengthens Scale and Expertise in Electrification Mechanical, clutching, Award-winning motors Leadership in power and hydraulic controls provide industry electronics, software, expertise leading technology and controls eGearDrive® Electric Drive High Voltage Integrated Drive Module Transmission Motor Inverter (iDM) Well positioned to take advantage of future propulsion migration Representative Example © BorgWarner Inc. 6

Journey to Advanced Propulsion and Electrification

Complementing Organic Growth with Acquisitions

2015 – Launched electric drive module (eDM)

2016 – Launched 48-volt eBooster® electrically driven compressor in Daimler's latest 3.0-liter gasoline engine

2017 – Developed groundbreaking S-wind process for electric motors and alternators, winning 2018 PACE Award

2018 – Won contract to supply P2 on-axis hybrid modules to two leading Chinese automakers

2019 – Won first eTurbo™ award with European-based OEM with SoP in 2022

2020 – Unveiled fully integrated drive module (iDM) and secured first award with SoP in 2021

2015 ······ 2016 ······ 2017 ······ 2018 ······ 2019 ······ 2020

Acquired rotating electric business to integrate with existing powertrain technology

Remy

Acquired industrial-focused power electronics portfolio

SEVCON

Acquired propulsion inverters and controls businesses for HEVs / EVs in specialty and commercial vehicle sectors

RmS AM RACING

60/40 JV added battery packs and module management capabilities

ROMEO POWER TECHNOLOGY

Delphi Technologies

Acquiring industry-leading power electronics, software, calibration capabilities, and scale

Combined Inverter and DC/DC Converter

On Board Charger

Battery Pack Controller

Acquired Capabilities

Acquisition of Delphi Technologies

© BorgWarner Inc.

7

BorgWarner

Journey to Advanced Propulsion and Electrification Complementing Organic Growth with Acquisitions Launched electric drive Launched 48-volt eBooster® Developed groundbreaking Won contract to supply P2 on- Won first eTurboTM award with Unveiled fully integrated module (eDM) electrically driven compressor S-wind process for electric axis hybrid modules to two European-based OEM with module (iDM) and secured in Daimler’s latest 3.0-liter motors and alternators, leading Chinese automakers SoP in 2022 award with SoP in 2021 gasoline engine winning 2018 PACE Award 2015 2016 2017 2018 2019 2020 Acquired rotating electric Acquired industrial- Acquired propulsion 60/40 JV added business to integrate with focused power inverters and controls battery packs and existing powertrain electronics portfolio businesses for HEVs / EVs module management Acquiring industry-leading power electronics, software, technology in specialty and commercial capabilities calibration capabilities, and scale vehicle sectors Combined Inverter On Board Battery Pack and DC/DC Converter Charger Controller Acquired Capabilities Acquisition of Delphi Technologies © BorgWarner Inc. 7

2023 Light Vehicle Market (Units)
8%
25%
67%
IHS
2023 Light Vehicle Net Sales Mix
6%
30%
64%
BWA
12%
29%
59%
DLPH
8%
29%
63%
Pro Forma BWA
Electric
Hybrid
Combustion

© BorgWarner Inc.
8

BorgWarner

Evolution of Combustion, Hybrid, and Electric (“C-H-E”) Mix 2023 Light Vehicle 2023 Light Vehicle Net Sales Mix Market (Units) 8% 6% 12% 8% 25% 30% 29% 29% Electric Hybrid Combustion 67% 64% 63% 59% IHS 1 BWA 1 DLPH 2 Pro Forma 3 BWA Consistent with BorgWarner’s stated C-H-E propulsion strategy Source: IHS light vehicle (Original Equipment) market data as of December 2019. BorgWarner and Delphi Technologies’ estimated breakdown based on LV sales. © BorgWarner Inc. 8

Strengthens Combustion Leadership

Combustion

BorgWarner

Boosting Technologies

Exhaust Gas Management

Air Path, Mechanical, and All Wheel Drive

\+

Delphi Technologies

Fuel Assembly / Delivery

Engine / Transmission Controllers

Fuel Injection and Electronics

Representative Examples

© BorgWarner Inc.

9
BorgWarner

Strengthens Combustion Leadership Boosting Exhaust Gas Fuel Assembly / Engine / Transmission Technologies Management Delivery Controllers Air Path, Mechanical, and All Fuel Injection and Wheel Drive Electronics Representative Examples © BorgWarner Inc. 9

Enhances Market Balance

End Market Mix (2019 Preliminary Sales)

Aftermarket
9%
16%
Commerical Vehicle OEM
75%
Light Vehicle OEM

Geographic Mix (2019 Preliminary Sales)

RoW
2%
Asia Pacific
27%
39%
Europe
32%
North America

© BorgWarner Inc.

10
BorgWarner

Enhances Market Balance End Market Mix (2019 Preliminary Sales) Geographic Mix (2019 Preliminary Sales) RoW Aftermarket 9% Asia Pacific 2% 27% 39% Europe Commerical 16% Vehicle 75% OEM Light Vehicle 32% OEM North America $14.5 billion pro forma revenue provides enhanced end market exposure to commercial vehicle and aftermarket while maintaining geographic mix © BorgWarner Inc. 10

Adds Scale and Capabilities Across Propulsion Portfolio

Combustion
Hybrid
Electric

<table>
<tr><th></th><th>Combustion</th><th>Hybrid</th><th>Electric</th><th></th></tr>
<tr><td>BorgWarner</td><td>▪ Broad portfolio of combustion technologies
▪ Ability to leverage operational expertise across combustion portfolio</td><td>▪ Broad portfolio of hybrid technologies
▪ Unique hybrid design and integration expertise</td><td>▪ Broad portfolio of electric technologies
▪ Grid-to-wheel electrified propulsion system capabilities</td><td>▪ Broad portfolio of combustion, hybrid, and electric technologies</td></tr>
<tr><td>Delphi Technologies</td><td>▪ Broad portfolio of complementary combustion technologies
▪ Addition of fuel injection and electronics complementary to BorgWarner's air management capabilities</td><td colspan="2">▪ Recognized technology leader in power electronics with established products, production, customers, and supply base
▪ Ability to integrate power electronics directly into existing BorgWarner electrified systems or offer standalone products</td><td>▪ Commercial vehicle complementary technologies with competitive product portfolio</td></tr>
<tr><td></td><td colspan="4">▪ Significant Aftermarket revenue contribution across propulsion types and end markets</td></tr>
</table>

© BorgWarner Inc.
11
BorgWarner

Adds Scale and Capabilities Across Propulsion Portfolio â–ª Broad portfolio of combustion â–ª Broad portfolio of hybrid â–ª Broad portfolio of electric â–ª Broad portfolio of technologies technologies technologies combustion, hybrid, and electric technologies â–ª Ability to leverage operational â–ª Unique hybrid design and â–ª Grid-to-wheel electrified expertise across combustion integration expertise propulsion system portfolio capabilities â–ª Broad portfolio of complementary â–ª Recognized technology leader in power electronics with â–ª Commercial vehicle combustion technologies established products, production, customers, and supply base complementary technologies with competitive product â–ª Addition of fuel injection and â–ª Ability to integrate power electronics directly into existing portfolio electronics complementary to BorgWarner electrified systems or offer standalone products BorgWarner’s air management capabilities â–ª Significant Aftermarket revenue contribution across propulsion types and end markets © BorgWarner Inc. 11

Transaction Summary â–ª In a 100% stock transaction, Delphi Technologies’ shareholders will receive a fixed exchange ratio of 0.4534x BorgWarner shares per each of their existing Delphi Technologies shares at closing â–ª Implied purchase price of $17.39 per Delphi Technologies share (1) â–ª $1.5 billion in BorgWarner stock (40 million newly issued shares) Transaction â–ª Implied multiple of 6.4x 2019 preliminary adjusted EBITDA and 5.2x 2019 preliminary adjusted EBITDA including estimated run-rate Considerations cost synergies â–ª Upon closing of the transaction, BorgWarner shareholders are expected to own approximately 84% of the combined company, while current Delphi Technologies shareholders are expected to own approximately 16% â–ª BorgWarner maintains significant liquidity and financial flexibility Financing Structure â–ª Pro forma 2019 preliminary gross debt / adjusted EBITDA ~1.6x at closing â–ª Expect to maintain investment grade credit rating Steps â–ª Subject to approval by Delphi Technologies’ shareholders and satisfaction of customary closing conditions and regulatory approvals Next â–ª Transaction expected to close in second half of 2020 (1) Based on BorgWarner’s share price as of January 27, 2020. © BorgWarner Inc. 12

Pro Forma Financial Outlook

BorgWarner | Delphi Technologies | BorgWarner Pro Forma

Avg. Annual Market Outgrowth (2021E-2023E)

~5%
+
~3%
=
~4.5%

- Continued mid-term industry outgrowth
- Significant long-term revenue synergy potential focused on electrified vehicles

Pro Forma Adj. Margin Outlook

Pro Forma with Synergies
12.1%
+
7.2%
=
~11%(1)
~10%(1)
2019 Preliminary Adjusted Operating Margin
2019 Preliminary Adjusted Operating Margin

- Sustained top tier margin profile
- ~$125 million of cost synergies more than offset purchase price amortization of ~$65 to $70 million

© BorgWarner Inc.

13
BorgWarner

Pro Forma Financial Outlook Pro Forma Avg. Annual Market Outgrowth (2021E-2023E) • Continued mid-term industry ~5% ~4.5% outgrowth ~3% • Significant long-term revenue synergy potential focused on electrified vehicles Pro Forma Adj. Margin Outlook Pro Forma with Synergies • Sustained top tier margin profile 12.1% ~11%(1) • ~$125 million of cost synergies 7.2% ~10%(1) more than offset purchase price amortization of ~$65 to $70 million 2019 Preliminary Adjusted 2019 Preliminary Adjusted Operating Margin Operating Margin (1) Includes preliminary estimate of $65 to $70 million of purchase accounting for amortization of newly acquired intangibles. © BorgWarner Inc. 13

Cost Savings Support Meaningful EPS Accretion

$125
SG&A
Procurement
2021E
2022E
2023E

Long-Term Revenue Synergies Provide Additional Opportunity

Meaningful EPS Accretion

Adj. GAAP
Excl. Amort. of Intangibles(1)
($0.07)
$0.11
$0.31
$0.50
2021E
2022E

New Share Repurchase Program Provides Additional Upside Potential

© BorgWarner Inc. 14

BorgWarner

Cost Savings Support Meaningful EPS Accretion Cost Synergies Driven by Meaningful EPS Accretion SG&A and Procurement Savings ($ in millions) $125 Adj. GAAP Excl. Amort. of $0.50 Intangibles(1) SG&A $0.31 $0.11 Procurement ($0.07) 2021E 2022E 2023E 2021E 2022E Long-Term Revenue Synergies Provide New Share Repurchase Program Additional Opportunity Provides Additional Upside Potential (1) Includes preliminary estimate of $65 to $70 million of purchase accounting for amortization of newly acquired intangibles. © BorgWarner Inc. 14

$1 Billion Share Repurchase Program

New Share Repurchase Program

- Consistent with existing capital allocation strategy
- To be executed over the next three years
- Demonstrates confidence in long-term free cash flow generation

2014-2018 Accumulated Capital Deployment Mix[1]

Dividends
19%
M&A Activity
48%
Share
Repurchases
33%

Continued commitment to deliver value to our shareholders

© BorgWarner Inc.
15

BorgWarner

$1 Billion Share Repurchase Program 2014-2018 Accumulated Capital New Share Repurchase Program Deployment Mix(1) â–ª Consistent with existing capital allocation strategy Dividends 19% â–ª To be executed over the next M&A Activity three years 48% Share â–ª Demonstrates confidence in Repurchases 33% long-term free cash flow generation Continued commitment to deliver value to our shareholders (1) Excludes increases in net debt, which were a source of cash from 2014-2018. © BorgWarner Inc. 15

A Propulsion Systems Leader, Well Positioned for the Future BorgWarner’s acquisition of Delphi Technologies will strengthen its propulsion systems leadership âœ” â–ª Reinforces leadership in electrified propulsion systems âœ” â–ª Increases power electronics scale, technology, talent and adds to system capabilities âœ” â–ª Enhances combustion, commercial vehicle, and aftermarket businesses, resulting in more balance across light and commercial vehicles as well as the aftermarket âœ” â–ª Consistent with BorgWarner’s stated balanced combustion, hybrid, and electric propulsion strategy âœ” â–ª Meaningfully accretive to earnings in second full year, while preserving a strong balance sheet 16

Appendix

Combined Capabilities Across Propulsion Types

BorgWarner
Combustion
Hybrid
Electric
Boosting Technologies
All Wheel Drive & Cross Axle Systems
Engine Timing Systems
Exhaust Gas Management
Starters & Alternators
Thermal Management
Transmission Technologies
Variable Valvetrain Systems
eBooster® electrically driven compressor
Integrated Belt Alternator Starter Systems
P2 Hybrid Modules On / Off Axis
Dual Clutch Modules
Turbochargers
Power Electronics
Electric All Wheel Drive
High Voltage Battery / Coolant Heater
eGearDrive® Transmission
Battery Module
Electric Drive Motor
Electric Drive Module
Power Electronics
Delphi Technologies
Fuel Assembly / Delivery
Smart Remote Actuator
Engine Controller
Transmission Controllers
Inverters
Combined Units
Battery Pack Controller
Local Controllers
Software & Calibration
Canisters
Engine Air Control Valve
DC-DC Converter
On-Board Chargers
Domain Controllers
Power Modules
Application-Specific Integrated Circuits

Note: Representative selection of product portfolios.

© BorgWarner Inc.

18
BorgWarner

Combined Capabilities Across Propulsion Types Boosting All Wheel Drive & Engine Timing Technologies Cross Axle Systems Systems High Voltage Battery eGearDrive® Battery Module eBooster® electrically P2 Hybrid Modules Integrated Belt / Coolant Heater Transmission driven compressor On / Off Axis Alternator Starter Exhaust Gas Starters & Systems Management Alternators Dual Clutch Thermal Transmission Variable Valvetrain Electric All Electric Drive Electric Drive Power Electronics Modules Turbochargers Power Electronics Management Technologies Systems Wheel Drive Motor Module Smart Remote Engine Controller Inverters Combined Units Battery Pack Controller Local Controllers Software & Calibration Actuator Transmission Controllers gine Air Control Valve DC-DC Converter On-Board Chargers Domain Controllers Power Modules Application-Specific Integrated Circuits Note: Representative selection of product portfolios. © BorgWarner Inc. 18

Additional Information and Where to Find It This presentation may be deemed solicitation material in respect of the proposed acquisition of Delphi Technologies by BorgWarner (the “proposed transaction”). In connection with the proposed transaction, Delphi Technologies will file with the Securities and Exchange Commission and furnish to Delphi Technologies’ shareholders a proxy statement and other relevant documents. This presentation does not constitute a solicitation of any vote or approval. Shareholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement because they will contain important information about the proposed transaction. Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and Delphi Technologies’ and BorgWarner’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Delphi Technologies’ and BorgWarner’s websites at www.delphi.com and www.borgwarner.com, respectively, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The directors, executive officers and certain other members of management and employees of Delphi Technologies and BorgWarner, respectively, may be deemed “participants” in the solicitation of proxies from shareholders of Delphi Technologies in favor of the proposed transaction. Information regarding the foregoing will be set forth in the proxy statement and the other relevant documents to be filed with the SEC and available free of charge at the SEC’s website at http://www.sec.gov. You can find information about Delphi Technologies’ executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 15, 2019. © BorgWarner Inc. 19

Exhibit 99.6

 Corrected Transcript

28-Jan-2020

BorgWarner, Inc. (BWA)

Acquisition of Delphi Technologies PLC by BorgWarner Inc Call

Total Pages: 19
1-877-FACTSET www.callstreet.com	Copyright © 2001-2020 FactSet CallStreet, LLC

BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

CORPORATE PARTICIPANTS

Patrick Nolan	Richard F. Dauch
Vice President-Investor Relations, BorgWarner, Inc.	Chief Executive Officer & Director, Delphi Technologies Plc

Frédéric Lissalde	Kevin A. Nowlan
President, Chief Executive Officer & Director, BorgWarner, Inc.	Chief Financial Officer & Executive Vice President, BorgWarner, Inc.

OTHER PARTICIPANTS

Rod Lache	Noah Kaye
Analyst, Wolfe Research LLC	Analyst, Oppenheimer & Co., Inc.

John Murphy	Dan Levy
Analyst, Bank of America Merrill Lynch	Analyst, Credit Suisse Securities (USA) LLC

Emmanuel Rosner	Armintas Sinkevicius
Analyst, Deutsche Bank Securities, Inc.	Analyst, Morgan Stanley & Co. LLC

Joseph Spak	James Albert Picariello
Analyst, RBC Capital Markets LLC	Analyst, KeyBanc Capital Markets, Inc.

Brian A. Johnson
Analyst, Barclays Capital, Inc.

MANAGEMENT DISCUSSION SECTION

Operator: Good morning. My name is Joelle, and I will be your conference facilitator. At this time, I would like to welcome everyone to the BorgWarner to Acquire Delphi Technologies Investor Conference Call. All lines have in placed on mute to prevent any background noise. After the speakers’ remarks, there will be a question-and-answer period. [Operator Instructions]

I would now like to turn the call over to Patrick Nolan, Vice President of Investor Relations. Mr. Nolan, you may begin your conference.

Patrick Nolan

Vice President-Investor Relations, BorgWarner, Inc.

Thanks, Joelle. Good morning, everyone, and thank you for joining us on our call today to discuss BorgWarner’s acquisition of Delphi Technologies, which we announced earlier this morning. Joining me today are Fréd Lissalde, BorgWarner President and Chief Executive Officer; Kevin Nolan, BorgWarner Chief Financial Officer; as well as Richard Dauch, Chief Executive Officer of Delphi Technologies. We’re also joined by Delphi Technologies’ Chief Financial Officer, Vivid Sehgal, for the Q&A portion.

Before we begin, I need to inform you that during this call we may make forward-looking statements which involves risks and uncertainties as detailed in our 10-K.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

With that, I’m happy to turn the call over to our CEO, Fréd.

Frédéric Lissalde

President, Chief Executive Officer & Director, BorgWarner, Inc.

Thanks, Pat. And welcome everyone and thank you for joining us on short notice this morning. This is an important day for BorgWarner. With our acquisition of Delphi Technologies, we expect to strengthen our electronics and power electronics capabilities with product, scale, and respected engineering competencies, while at the same time advancing our balanced propulsion strategy across combustion, hybrid, and electric vehicles.

To summarize the key point of this transaction, let’s turn to slide 3. First and foremost, it reinforces our leadership position in electrified propulsion systems as we gain scale, expertise, and capabilities in electronics at a time when the industry is moving towards electrification. At the same time, it enhances our combustion, commercial vehicle, and aftermarket businesses, driving an even better market balance for us. The combined company will offer a comprehensive portfolio of industry-leading products and systems across propulsion types. As we bring our offering together, I know we will be better positioned than ever before to meet our customers’ evolving needs. But it’s just not the strategic fit we are excited about. We believe the financial benefits are also compelling.

Kevin will share the details later, but I would like to highlight that we expect this transaction to have significant synergies and to be meaningfully accretive. We also announced that our board of directors has authorized a share repurchase program of up to $1 billion to be executed over the next 3 years which reflects our belief in a strong free cash flow profile of the combined company. We’re confident that this transaction will deliver enhanced returns for shareholders both in the near term and long into the future, while also advancing our vision of cleaner, more energy efficient world.

Before I discuss the strategic benefits in more detail, let me turn it over to Rick for his perspective.

Richard F. Dauch

Chief Executive Officer & Director, Delphi Technologies Plc

Thank you, Fréd. Good morning and good afternoon to all of you on the call today. As Fréd mentioned, this is a very significant day for both of our companies. The combination of BorgWarner and Delphi Technologies is expected to create a pioneering propulsion technology leader with unique capabilities, a competitive global footprint, and enhanced opportunity to create value for our combined stakeholders.

Before I share some thoughts as to why this is a compelling transaction, I wanted to provide a quick overview of Delphi Technologies, particularly for those of you who are not familiar with our business and the journey we have been on over the last couple of years. Following the separation from our former parent, Delphi Automotive, at the end of 2017, we have focused our investments and efforts on technologies and programs that have the potential to provide the most attractive, profitable growth, and support our mission to make vehicles that drive cleaner, better, and further. We have more than 25 years of experience in power electronics and related software – system software for electrified vehicles. We recently completed the construction and launch of three new facilities in China, Poland, and Mexico which demonstrates our industry leadership and confidence in the future of electrification.

We have developed a unique portfolio of advanced automotive-grade technologies that include inverters in our patented Viper Power Switch, DC to DC converters, onboard charging and battery management solutions, as well as propulsion control and diagnostic software for both onboard and cloud-based systems and networks. Given the powertrain technology transition from diesel to gasoline for light vehicles, we are also launching a new gasoline

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

direct injection technology in Europe, Asia, and North America. In addition, we’ve invested in higher pressure diesel systems for commercial vehicles and continue to position our aftermarket business for accelerated global growth and profitability. We are also in the midst of a reshaping our organization and cost structure moving away from a historical OEM legacy type overhead structure to a leaner, Tier 1 supplier model like BorgWarner. There is tremendous opportunity across the combined companies to become a more cost efficient business.

Since announcing our three-year $200 million restructuring plan at the end of October, we have made great progress and have already started to see benefits in the fourth quarter as you see in our results. We’re ahead of our plan in terms of our head count and cost savings targets. I won’t go through all the details on the slide but you can see that we have a balanced book of business.

We’ve also enjoyed decades-long strategic supplier relationships with the leading automotive and commercial vehicle OEMs. From a product perspective, we also have a nice balance between longer term growth technologies and more mature offerings that deliver excellent profitability and cash flow. The electronics including power electronics, engine controllers, and other gas electronics make up approximately 18% of our 2019 sales mix.

Turning to the next slide. As I just mentioned, this is a compelling transaction for our stakeholders. From a strategic perspective, this is expected to create a propulsion technology leader, made up of two highly complementary portfolios, with greater scale to better serve our customers, both OEMs and in the aftermarket.

In my opinion, we expect our combined product portfolio in the area of electrified propulsion systems to be unmatched in the industry. For our stockholders, we expect they will benefit from the future upside and value creation opportunities from the combined company. For our employees, the combination creates exciting opportunities as they become part of a company with enhanced scale and reach based on shared values and cultures.

Before turning the call back to Fréd, I would just like to add that my confidence and passion about the upside potential for Delphi Technologies has not changed one bit. The combination of Delphi Technologies and BorgWarner only increases my confidence in the enhanced opportunities this will create for our stockholders, our customers, and our employees.

Back to you, Fréd.

Frédéric Lissalde

President, Chief Executive Officer & Director, BorgWarner, Inc.

Thanks, Rick. At BorgWarner, we have an immense respect for Delphi Technologies’ employees and the portfolio of world-class products that they have developed over time. Our strategy is designed to foster growth regardless of how the market evolves. To do that, we have been executing a balanced propulsion strategy. This transaction is consistent with that strategy and positions us even better to capitalize on future propulsion migration.

On slide 6, we show how Delphi Technologies will further strengthen our edification portfolio. BorgWarner, as you know, has tremendous expertise in mechanical, clutching, and hydraulic controls, and we have an award-winning electric motor technology. Delphi Technologies [audio gap] (00:08:58) in electronics, software, and control. What you have on the slide is an example based on the battery electric vehicle integrated drive mode you also call iDM. Bringing together and at scale the mechanical, motor, electronics, and software expertise, we will optimize all aspects of an iDM including interfaces, software, noise, vibration, harshness, systems efficiency, thermal management, and control, as well as cost. As a result, we will deliver a truly differentiated iDM for our customers.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

This equation of mechanical plus rotating electrics plus electronics, software, and controls is applicable to many other combinations like all hybrid modules, P2s, P3s, and hybrid transmission. It also applies to eTurbo, eBoosters, and many other electrified products in our propulsion space. This is expected to unlock new opportunities for the combined company as we will be able to offer customers a suite of both, integrated and standalone offerings of mechanical, motor, and power electronics products and capabilities.

We didn’t get to where we are today overnight. Rather, over the last several years, BorgWarner has been on a journey to transition to advanced propulsion and electrification. As you’ll see on slide 7, we have successfully navigated this transition by complementing organic growth with acquisition.

To the extent we look outside our company for value creation opportunities, our focus is centered on technology. We believe our recent acquisition beginning with REMY in 2015, Sevcon in 2017, Rinehart Motion System (sic) [Rinehart Motion Systems] (00:11:11) and AM Racing in 2019, as well our joint venture with Romeo Power Technologies (sic) [Romeo Power Technology] (00:11:17) have positioned the company for success in both the near and long term. As the industry advances towards more and more electrification, we knew we needed to – we needed increased electronics capabilities and scale. And today, we’re doing just that.

Of course, the success of this evolution would not have been possible without the hard work of the BorgWarner employees around the world. I want to thank them. I have no doubt that this team will continue to flourish alongside our new teammates from Delphi Technologies.

Let’s now look at our revenue mix versus the industry mix on slide 8. We have been positioning BorgWarner to be slightly overweight in hybrid and electric by 2023, while maintaining a relatively balanced exposure to the overall industry. Delphi Technologies adds towards this goal and better positions us as the industry moves towards electrification, while enabling us to maintain flexibility across all propulsion architectures.

By 2023, we estimate the breakdown of pro forma BorgWarner will be 63% in combustion, 29% in hybrid, and 8% in electric. This 8% in electric would represent a 30% increase in BorgWarner standalone’s exposure to the electric market. The combined company will be a leader across all propulsion types serving customers around the globe whether in combustion, hybrid, or electric propulsion. While it is easy to see the benefits we’re getting with Delphi Technologies electronics and power electronics capabilities, also gaining complementary products on the combustion side.

Let’s turn to slide 9. Today, BorgWarner is outgrowing the combustion market because our product has penetration rates that have continued to grow. This is driven by the increasing regulation for CO2, fuel economy, and emission. Delphi Technologies expect similar outgrowth for some of their core products.

A good example is their GDi business that goes hand-in-hand with our turbocharger business. Both continue to enjoy increased penetration rates in combustion vehicle and we should not forget that both of these mainstream products are also experiencing even stronger growth and higher penetration rates on hybrid vehicles. Everything I’ve said so far is consistent with our stated balanced propulsion strategy.

As we continue to adapt to the changing market landscape, we’ve made it a point to maintain a level of market balance as you see on slide 10. With Delphi Technologies, we’re also enhancing our end market exposure to commercial vehicles and the after-market business which we find attractive. And as you look at the chart on the right side of the slide, you’ll see that our geographic mix remains diversified, which is important for us.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

Before I hand it over to Kevin to discuss the financials in more detail, I thought it would be useful to show you on slide 11 what our combined portfolio would look like. First and foremost, we are enhancing our position in electrified propulsion as we are getting scale, technology, and talent in electronics, adding to our existing electrification capabilities. Second, we’re gaining complementary offering across combustion, hybrid, commercial vehicle, and the aftermarket.

As a combined company, we look forward to delivering superior solutions to our customers while delivering increased value for our shareholders. And now, I’ll turn the call over to Kevin to discuss the terms of the transaction as well as the compelling financial benefit.

Kevin A. Nowlan

Chief Financial Officer & Executive Vice President, BorgWarner, Inc.

Thanks, Fréd. Before I dive in, I would first like to echo some of Fréd’s comments. It is because of our proven track record of delivering strong financial results that we are in a position today to announce an exciting transaction like this. At BorgWarner, we manage our portfolio actively and take a thoughtful and deliberate approach to capital deployment, which ensures we can capitalize on value-creating opportunities when they arise.

And at the same time, because of our strong cash flow generating ability, we are able to maintain strong liquidity and a very prudent leverage profile, which allows us to effectively manage our business through the demand cycle while continuing to invest for the future. As Fréd discussed, this transaction is consistent with our balance propulsion strategy, and it also fits within our stated M&A criteria and our capital allocation priorities.

Let’s turn to slide 12. As you undoubtedly saw in our press release this morning, under the terms of the agreement, Delphi Technologies stockholders will receive a fixed exchange ratio of 0.4534 shares of BorgWarner common stock for each share of Delphi Technologies they own. That equates to an implied equity purchase price of roughly $17.39 per share. We view this as a very attractive acquisition multiple of 6.4 times on 2019’s EBITDA. But after you consider run rate synergies, the multiple is closer to 5.2 times.

One of our priorities in this transaction is to maintain our strong balance sheet, which we think is a competitive advantage for BorgWarner. As we head to our closing, we anticipate that we will upsize our revolving credit facilities to provide more liquidity in support of a larger pro forma company. And then because we’re executing a stock for stock transaction, we expect to maintain a healthy leverage profile with pro forma gross debt to adjusted EBITDA of approximately 1.6 times at closing. We expect that this will continue to support our strong investment grade credit rating. And finally, we anticipate that the transaction will close in the second half of 2020 following the satisfaction of customary closing conditions.

Now, let’s turn to slide 13 where you can see the pro forma financial profile of a combined company starting with revenue growth. As we’ve discussed in the past, we expect BorgWarner standalone market outgrowth to be approximately 500 basis points for the 2021 through 2023 timeframe. Nothing has changed in that regard. On a combined basis, we expect the pro forma company to continue to deliver strong outgrowth of approximately 450 basis points. And keep in mind, that’s on a larger base business.

But what’s really exciting for us regarding the revenue growth is the potential as we look beyond 2023. We believe we’ll see significant revenue synergy potential from an increased win rate and accelerated time to market particularly for the integrated electrified product offerings Fréd highlighted which we expect will deliver further value creation to the company’s stockholders long into the future.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

Turning to margins, in 2019, BorgWarner’s adjusted operating margin was approximately 12.1% while Delphi Technologies operating margin was approximately 7.2%. Factoring in the impact of purchase price amortization associated with this transaction, the company’s combined margin would be approximately 10%, however as I’ll detail in the next slide, we expect $125 million of cost synergies in 2023. After you account for these synergies, the company’s pro forma margin would be around 11%, which would still be among the strongest in our industry. So from a financial perspective, this transaction delivers continued market outgrowth and sustains our strong margin profile, both of which we’re really excited about.

Now, let’s discuss a couple of the key attributes more specifically associated with this transaction on slide 14. Starting on the left side of the slide, a critical part of our due diligence efforts centered on synergies associated with the transaction. Based on a thorough analysis, we expect to generate at least $125 million of cost synergies in 2023. The bulk of these savings are driven by SG&A and procurement synergy opportunities. And as you can see, we believe that nearly all of these savings will already be in the P&L in 2022. Also it’s worth noting that these cost synergies are entirely incremental to the existing cost savings plans that both companies are already working on.

As it relates to those other cost savings initiatives, we’ve done a lot of work around Delphi Technologies previously announced restructuring plan and feel really good about where they’re tracking. And while we’re – we aren’t going to break down those numbers in any further detail, I will say that we are confident in our ability to effectively execute on the balance of their plan following the closing in addition to delivering on the cost synergies inherent in this transaction.

Shifting to the right side of the slide, you can see how the cost synergies are expected to drive meaningful earnings accretion by the time we get to 2022. Specifically, on an adjusted GAAP basis, we expect EPS accretion of $0.31 in 2022 and that’s even with an estimated $65 million to $70 million of incremental purchase price amortization flowing through the P&L or roughly $0.19 per share.

If you exclude that non-cash amortization, the transaction is accretive from day one and the EPS accretion would be closer to $0.50 in 2022. Importantly, these accretion figures don’t contemplate the upside we’ll generate from the new share buyback program we’re announcing today, which I’ll cover on the next slide. The bottom line is this, we believe this transaction is good for both companies’ stockholders, all of whom will have the potential to share in the meaningful financial benefits we expect to deliver.

Another exciting announcement that we’ve made today is summarized on slide 15. As Fréd mentioned, our board of directors has authorized a new share repurchase program of up to $1 billion to be executed over the next three years. This authorization is a testament to our strong belief in the value-creation potential of this transaction and the strong free cash flow profile of the combined company. Over time, we expect these share repurchases to largely offset the dilutive effects of the share issuance at closing.

Over the years, we have maintained a disciplined approach to deploying capital in support of stockholder value-creating opportunities. And as we told you in previous meetings, that is our capital allocation strategy going forward. This new authorization is entirely consistent with our capital allocation framework: Generate strong cash flow, reinvest for growth in the business both organically and inorganically, and return capital to stockholders.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

So, to sum up from a purely financial perspective, we think we’re executing this transaction at an attractive valuation multiple. We expect to maintain a strong balance sheet even after closing. We’re going to continue to drive long-term revenue outgrowth while sustaining a top tier margin profile. We’ll deliver a meaningfully accretive deal driven by the significant cost synergies we expect to generate. And we remain bullish on the long-term cash flow generating ability of the company as evidenced by our new $1 billion buyback program.

With that, I’ll now turn the call back over to Fréd.

Frédéric Lissalde

President, Chief Executive Officer & Director, BorgWarner, Inc.

Thanks, Kevin. We will open up the call for Q&A in a few moments. Before doing so, let me reiterate that this transaction represents the next step in accelerating our product and system offering in electrified propulsion, as well as executing our balanced propulsion strategy as you can see outlined on slide 16. Technology has been the driving factor in our M&A pipeline.

And with Delphi Technologies, we are capitalizing on the new opportunity that adds electronic products, capabilities and scale while strengthening our combustion, commercial vehicle, and aftermarket business. As the industry moves towards electrification, I am confident that together with the great team at Delphi Technologies, we will be able to leverage these trends, meet the demands of our customers around the globe, and deliver significant value to our shareholders. Thank you all for joining us today.

Now, I will turn it back over to Pat.

Patrick Nolan

Vice President-Investor Relations, BorgWarner, Inc.

Thank you, Fréd. Joelle, we’re ready to open up for questions.

QUESTION AND ANSWER SECTION

Operator: [Operator Instructions] Our first question comes from Rod Lache with Wolfe Research. Your line is now open.

Rod Lache	Q
Analyst, Wolfe Research LLC

Thanks, everybody. Yeah. I wanted to ask two questions. First, longer term, it does look like there should be some technical synergies in electrification as well as combining your combustion technologies, Delphi on the fuel management and BorgWarner on the air management with turbos and variable valve timing, and that could differentiate you. I was hoping you can maybe give a couple examples of how that actually practically will come together from your customers’ perspective. What’s the potential efficiency gain from combining products and actually are customers really awarding business in a way that would allow you to take advantage of that?

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

Morning, Rod. Yeah. The technical synergies are extremely important. Technology was the drive for this transaction. Who else in the world is going to have engineering production at scale and purchasing at scale of mechanical product, rotating electrics – electronics and software and system capabilities? That is going to differentiate the offering of BorgWarner around the globe not only for battery electric vehicles, so called iDM, still going to be key, but also on the hybrid powertrain, P2s, P3s. And we feel that we can really generate customer

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

value in bringing together those knowhow and designing the best system and the best product we can, not only being – having to sell a system but also being able to sell inverters on its own, motor on its own, or mechanical products on its own. This is going to be a key differentiating factor for us. And you’re right, from a GDi standpoint and management standpoint, turbo, EGR, all those products are key products to make engines cleaner, more efficient, and those state-of-the-art engines are growing in the hybrid world. So, this is exactly why we think that this transaction makes a lot of sense.

Rod Lache	Q
Analyst, Wolfe Research LLC

Okay. But your customers are awarding business in a way that allows you to take advantage of that or do they sort of...

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

Yeah, you...

[indiscernible] (00:28:05)

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

...if you see the product, we don’t have overlap of products and our customers are looking for people they can talk system with. And the match of those two companies is like hand and glove from an electrified proportion standpoint as well as from a combustion standpoint and in commercial vehicle standpoint.

Rod Lache	Q
Analyst, Wolfe Research LLC

Okay. Thanks. And for both Rick and Fréd, I understand that there’s a fantastic power electronics business inside of Delphi and it’s growing 50% per year, but that’s around 60% of the company. And from the Street’s perspective, there’s been a lot of focus on the risks. Organic growth was a bit negative in 2019. There’s still significant commercial vehicle. China, light-duty diesel exposure, which seemed like that could continue to be a headwind. Can you just talk a little bit about how you’re thinking that plays out in the near term? And then, longer term, are there significant restructurings needed in both company’s combustion businesses as some of those businesses transform?

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

So, we’re confident in Delphi Technologies’ growth potential. We think that this is really compelling. We are doing our own restructuring program and we’ll talk more about that in a couple of weeks. And during due diligence, we were impressed with [ph] project pioneer (00:29:43), how Rick and his team are managing it.

And I want turn it over to Rick to give you more color on that.

Richard F. Dauch	A
Chief Executive Officer & Director, Delphi Technologies Plc

Yeah. Thanks for the question, Rod. So as you know I’ve been pretty open about some of the things we’re doing at Delphi Technologies. We’ve got some major launches that we have focus on our GDi business that we have five plants in GDi, we have six coming on now. Those launches are going quite well. We’re working to our supply base to make sure they’re ready to go at the higher levels in 2020. So, we feel very confident about that.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

Two, we have some major commercial vehicle launches to meet the emission requirements for 2021 and we’re on track for those as well. And most importantly as we announced in October $200 million restructuring, we are executing that very aggressively. We’re quite ahead – we’re ahead of schedule. We’ve already completed one of our works council negotiations with two underway as we speak. And we think we’ll be able to beat some of those numbers.

Rod Lache	Q
Analyst, Wolfe Research LLC

Okay. Thank you.

Operator: Thank you. Your next question comes from John Murphy with Bank of America. Your line is now open.

John Murphy	Q
Analyst, Bank of America Merrill Lynch

Good morning, guys and congratulations on this. Just a first question. Given the industrial logic that you guys laid out, it’s pretty obvious and it makes sense all day long. I’m just curious what the impetus for executing on something like this right now at this time, was it just opportunistic, just given what’s happened with Delphi’s share price or is there something else you’re seeing out there just trying to understand why now?

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

We are. We think that it’s the right timing from a technology perspective to capitalize on the growth of electrified powertrain and we’ve structured the deal in a way that protects our strong balance sheet and we’re very, very confident in the strong free cash flow generation of the combined company.

John Murphy	Q
Analyst, Bank of America Merrill Lynch

Okay. But there’s nothing as, I mean this is more opportunistic, just given what’s happened with the share price, Fréd, you’d say I mean, because the industrial logic makes sense. I mean I totally agree with you. But it was just opportunistic or is there something else that you’re seeing? I mean I understand the [ph] tech. (00:31:53)

Kevin A. Nowlan	A
Chief Financial Officer & Executive Vice President, BorgWarner, Inc.

Yeah. And I think – this is Kevin. I mean we take a thoughtful approach, as you know, to capital deployment at this company which maintain – where we maintain a prudent leverage profile and generate strong free cash flow which simply means we can capitalize on opportunities when they arise.

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

Yep.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

Kevin A. Nowlan	A
Chief Financial Officer & Executive Vice President, BorgWarner, Inc.

And that’s what we did in this particular situation. And so, important for us was that as we look at the strategic rationale of this transaction, both companies were interested in ensuring that both sets of shareholders would fully participate in the upside potential of this company going forward, while protecting the balance sheet and delivering an accretive transaction to shareholders by the second full year of the deal.

John Murphy	Q
Analyst, Bank of America Merrill Lynch

Yep. Okay. That makes sense. And then just a follow-up on management. There was no mention of, Rick, of you, staying on board. I mean given that Delphi is going through a pretty heavy sort of launch and rationalization process in the business, what’s your commitment to the combined entity, are you going to stay on for a number of years, how have you guys worked that out?

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

I – Rick is a terrific leader and I am impressed by his career and the way he’s run the company. We’re going to work very, very close to – with each other to make sure that we ensure seamless transition and a very, very successful integration. And we’ve both been very, very pleased to have been to strike this deal.

John Murphy	Q
Analyst, Bank of America Merrill Lynch

So there’s no term that settled right now as the deal is closing. This is still a TBD, Fréd?

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

Yeah. I think, for now we’re taking each step after the other. We’re focusing on integration and Rick and I are going to stay very, very close to each other and we’ll keep you posted.

John Murphy	Q
Analyst, Bank of America Merrill Lynch

Okay.

Richard F. Dauch	A
Chief Executive Officer & Director, Delphi Technologies Plc

Yeah. Let me make a comment, John, in terms of my job right now is to run the day-to-day business of Delphi Technologies. Make sure we get the shareholder approval across the board in April and make sure I work with Fréd and his team to establish a detailed plan to execute a successful integration of our two companies in the near future. That’s where I’ll focus. And Fréd and I’ll take it from there.

John Murphy	Q
Analyst, Bank of America Merrill Lynch

Okay. Thank you very much, guys.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

Operator: Thank you. Your next question comes from Emmanuel Rosner with Deutsche Bank. Your line is now open

Emmanuel Rosner	Q
Analyst, Deutsche Bank Securities, Inc.

Good morning, everybody.

Kevin A. Nowlan	A
Chief Financial Officer & Executive Vice President, BorgWarner, Inc.

Good morning.
Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

Good morning, Emmanuel.

Emmanuel Rosner	Q
Analyst, Deutsche Bank Securities, Inc.

So, the – there definitely are some attractive technologies that BorgWarner would acquire as part of Delphi – as part of this Delphi acquisition. It also seems though that at least in the near-term, you sort of like dilute a little bit your gross profile, a little bit your sort of like margin outlook. And so, I wanted to see, Fréd, if you could comment on what you felt was sort of like the absolute needed technology or absolutely needed parts of Delphi that would sort of make sense to sort of take this risk in the near-term both on how much execution needs to happen for the combination as well as potentially diluting some of your near-term metrics and it makes it all worth it.

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

We like the whole portfolio of Delphi Technologies and you’ve seen in Kevin’s remark that our outgrowth of the combined company still going to be in the top – in the top quartile with 450 basis point outgrowth. But more importantly, I think that the combination back to Rod’s first question is really – the purpose is really to work for sustaining a clear outgrowth above market and capitalizing on the acceleration of electrified powertrain.

I will let Kevin give more color on margin. But from the topline perspective, this is really a key differentiating factor where we bring world-class electronics with mechanical rotating electric. We’ve been incredibly impressed by the talent and the capabilities at Delphi Technologies.

Kevin A. Nowlan	A
Chief Financial Officer & Executive Vice President, BorgWarner, Inc.

With respect, Emmanuel, to the margin profile, as I mentioned, as we bring these two companies together and then execute on our $125 million of run rate synergies, we expect this company to be operating around 11% operating margin which we believe puts us in the top quartile of companies in this space. So, we’ll continue to sustain our strong margin profile. And when you couple that with the revenue outgrowth we’ll continue to generate on this larger revenue base, it’s going to support long-term free cash flow generation, which is why we announced the $1 billion buyback program today. So we feel really good about the operating profile of this business going forward.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

Emmanuel Rosner	Q
Analyst, Deutsche Bank Securities, Inc.

Great. And then as a follow-up, you’re still speaking about outgrowth and some – I guess some of the near-term challenges, I couldn’t help but notice that so on slide 13, your outgrowth slide speaks about the period between 2021 and 2023. At the same time, this morning, you obviously provided an initial 2020 outlook as well, which sort of suggests revenue down organically and then only 1.5 points of growth, so about – above market. Can you maybe comment about some of the dynamics in the near term, what’s happening in 2020 with both pieces, why sort of like the outgrowth of this market, much lower maybe of what the backlog is. And then, similar on Delphi, that’s something that you care to comment on?

Kevin A. Nowlan	A
Chief Financial Officer & Executive Vice President, BorgWarner, Inc.

Yeah. Let me – I’ll take that, Emmanuel, and starting with the 2020 outlook. I think to understand that even you have to start with 2019 and how we wrapped up the year and you probably saw in our pre-announcement of our results this morning. We actually had much higher revenue than we had been guiding to before. And our outgrowth was very significant in the fourth quarter. And when you look at on a full year basis, our outgrowth came in at about 530 basis points which was above our previous guidance. And actually that’s even with about 100 basis point headwind from [ph] CB (00:37:57). So we had significant outgrowth particularly in the fourth quarter of 2019.

Now some of that could have been a pull ahead particularly in China where we saw really strong outgrowth and that might have been a pull ahead of some volumes from early part of 2020. And we also saw diesel production up for our business in Q4 beyond what we expected as well. So some of those things have the potential to create a headwind as we head into 2020 depending on how those markets play out. So I think you need to think about that as you factor in the guidance that we have. Then just generally on 2020, we’re expecting markets to be under pressure as we’ve talked about previously, down about 2% to 4% in aggregate and that’s impacting our overall guidance.

Operator: Thank you. [Operator Instructions] Your next question comes from Joseph Spak with RBC Capital Markets. Your line is now open.

Joseph Spak	Q
Analyst, RBC Capital Markets LLC

Thanks. Good morning everyone.

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

Good morning, Joe.

Joseph Spak	Q
Analyst, RBC Capital Markets LLC

Good morning. I wanted to focus in on the synergy target for a second because on this – on the scope of the combined company, it actually looks a little bit small and I know there’s a lot going on at both companies, each company has its own restructuring. You’ve got some integration risks. So I guess I’m wondering whether you factored in some of the complexity in being able to achieve some of the synergies for that target.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

Kevin A. Nowlan	A
Chief Financial Officer & Executive Vice President, BorgWarner, Inc.

Yeah. Thanks, Joe. I’ll take that one. I mean when we look at the synergies, we performed a thorough analysis on the business and what we thought we could actually execute on a risk-adjusted basis and truly deliver in 2022/2023 timeframe. But I think it’s actually a pretty healthy synergy level, about 2.8%, 2.9% of the revenue of the Delphi Technologies company. That’s pretty consistent with the types of synergies I think we’ve seen in precedent deals. But more importantly, it’s what we’re confident we’re going to be able [audio gap] (00:39:56) as we build up our detailed plans going into the post-signing period here and into the pre-merger integration. So we feel really confident about that.

Joseph Spak	Q
Analyst, RBC Capital Markets LLC

Okay. And then just a second one on – and this is really its back to I think Rod’s first question. Like the industrial logic between – for in turbo and injectors together I think makes a lot of sense. I guess you guys are implying you could package that as a system, does that – how do you think that helps you either protect margins on the ICE portion of the portfolio or potentially even enhance the margins there?

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

Joe, I think the combination of the two companies from a technology standpoint, from a differentiation standpoint is much more important and acute in the electrified propulsion area with iDM, P4, P3, P2. From an engine standpoint, it’s true that you’ve got a few key sub-elements of an engine. Air path is one. Fuel is two. Electronics is extremely important. We see some potential from an engineering standpoint, but I would say that from a technology standpoint, the technical synergies are more important in the electrified propulsion architectures than in the combustion side.

Joseph Spak	Q
Analyst, RBC Capital Markets LLC

Okay. Thank you.
Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

Welcome.

Operator: Thank you. Your next question comes from Chris McNally with Evercore ISI. Your line is now open.

Patrick Nolan	A
Vice President-Investor Relations, BorgWarner, Inc.

Chris, are you there?

Operator: If your line is muted, please unmute. Our next question comes from Brian Johnson with Barclays. Your line is now.

Brian A. Johnson	Q
Analyst, Barclays Capital, Inc.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

Yes. Thank you and good morning to both teams. Really a question for BorgWarner because I think I know that Delphi answered this, but Delphi Tech has struggled with the transition from diesel to gas GDi, ramping the gas GDi factories with enough scale to be profitable as well as potentially just with a lot of capacity. Competitors in the GDi relative to diesel, perhaps margins there. So, what did you find in your due diligence that got you comfortable with the P&L implications of this transition and is there anything here bringing to this that’ll make the transition from diesel to GDi less painful?

Kevin A. Nowlan	A
Chief Financial Officer & Executive Vice President, BorgWarner, Inc.

Yeah, Brian. It’s Kevin. I’ll talk to that. That was an area of focus for us was really understanding the margin implications on the business as we’ve seen some of the shift from diesel to gas to GDi and that Rick and Vivid have been very open about in terms of how that’s impacted the business. I think the key for us as we look ahead was then getting comfortable with how that trajectory plays out combined with the restructuring initiative that Fréd and his team have laid out and are executing on it. So, we were comfortable after diligencing that plan, that that’s exactly what the business needs to be able to mitigate the impact of that transition from a margin perspective.

Brian A. Johnson	Q
Analyst, Barclays Capital, Inc.

Okay. And just more of a housekeeping question. Can you comment on what you’re going to do with the Delphi balance sheet and some of the debt they have outstanding?

Kevin A. Nowlan	A
Chief Financial Officer & Executive Vice President, BorgWarner, Inc.

Yeah. I mean when we get to closing we’ll talk a little bit further about that. But I think with the term loan that’s outstanding, our anticipation, our expectation is that we’ll pay that off with at closing with some combination of cash and probably a new issuance on BorgWarner’s part. And with respect to the notes that are currently outstanding, we will assume those obligations at the BorgWarner level. The details of how that transaction to work to be discussed as we get closer to closing.

Brian A. Johnson	Q
Analyst, Barclays Capital, Inc.

Okay. Thank you.

Operator: Thank you. Your next question comes from Noah Kaye with Oppenheimer. Your line is now open.

Noah Kaye	Q
Analyst, Oppenheimer & Co., Inc.

Thank you. Fréd, you said that the technology logic here is really more on the hybrid and electric side. So getting back to the power electronics portfolio that you’re acquiring, what did you see in the technology suite that really stood out to impress you? The company, Delphi, is obviously – had a lot of bookings with the business on the technology side. Sometimes they’ve highlighted design as well as the introduction of new materials. But as you look at what they are bringing to the table relative to kind of your own history, including what you acquired with Sevcon. What from a technology standpoint stood out to you and what are customers asking for that they bring?

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

First, we were impressed by the electronics know-how overall and the scale that and the talent, the capabilities on the electronics.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

Fast power electronics, this is world class. Delphi Technologies is really ahead of the curve. I think they are a year advanced than others, the power modules, the Viper, the 800-volt inverters, all this was looked at in great detail from a software standpoint, from a system management standpoint. This was clearly, as we start talking, it really became obvious that this was just a world-class technology that they are running.

Noah Kaye	Q
Analyst, Oppenheimer & Co., Inc.

Yeah. And you’ve said in the past and we’ve asked this question when it comes to motors and other components, about a preference for a systems sale versus a component sale. Here you have power electronics, really, which has been kind of a standalone component’s play for Delphi. Are you anticipating and this is really is just a question about what your customers are indicating that more of your sales integrating this portfolio are going to be in that standalone variety over the next several years? Or do you think that you’re going to have more traction getting wins for the iDM kind of on a shifting basis relative to the standalone strategy that Delphi has pursued?

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

I think you will see both. You will see customers that we won by subcomponents. But when you march towards what I call iDM generation 2, it is absolutely obvious that some customers want a system and with Delphi Technologies and BorgWarner with inverters, motors, and transmission under one roof will create differentiation.

Noah Kaye	Q
Analyst, Oppenheimer & Co., Inc.

Thank you.

Operator: Thank you. Your next question comes from Dan Levy with Credit Suisse. Your line is now open.

Dan Levy	Q
Analyst, Credit Suisse Securities (USA) LLC

Hi, good morning. Thank you for taking the questions. First, I’m just looking at slide 18. And I know generally in combustion not as much will overlap but just, could you just talk to where there may be areas of product overlap in combustion. I believe that you both do valve train. And similarly, are there any product areas that you may look at and view to be noncore. I mean I know for the Delphi team in the past, the areas like powertrain like canisters that doesn’t get as much air time. So what are the areas overlap and what might be viewed as noncore in the combined entity?

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

There is, and that’s what we love, there is not much overlap. We have a little bit of [ph] vibe train (00:48:07) that I think we’re going to strengthen even more. We’re confident in Delphi growth potential, we like everything we’ve seen. And your question around potential divestiture, we’re not here yet. We’re yet to announce the deal today. And the portfolio management is something that we do continuously, that Delphi Technologies did continuously that we will carry on doing continuously.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

Dan Levy	Q
Analyst, Credit Suisse Securities (USA) LLC

Great and thank you. And then as a follow up. I wanted to ask on the engineering side, because for the Delphi team this has obviously been very central to the restructuring. Obviously, as you’re combining, there’s probably going to be incremental engineering rationalization that’s going to need to occur. Could you just talk to some of the challenges that may occur around further rationalizing the combined engineering resources of the company? And specifically, what type of cash restructuring expense might we expect to see? And if I’m also doing the math of pro forma R&D as a percent of revenue, gets roughly 6%. Is that a fair run rate for what the combined company should be or should it be lower?

Kevin A. Nowlan	A
Chief Financial Officer & Executive Vice President, BorgWarner, Inc.

Well, I’ll take that one, we think of the synergies that we’re talking about from the combined company, there’s still a lot of work to do between now and closing before we can provide significant details. Obviously in any transaction like this, it’s not uncommon for there to be head count of our productions across the combined organization, but it’s premature to get into that at this point. We got a lot of work to do to get the closing. But what I would say is we have a great deal of respect for the Delphi Technologies team around the world, and we look forward to benefiting from their expertise as part of the combined company.

Dan Levy	Q
Analyst, Credit Suisse Securities (USA) LLC

Great. Thank you.

Operator: Thank you. Your next question comes from Armintas Sinkevicius with Morgan Stanley. Your line is now open.

Armintas Sinkevicius	Q
Analyst, Morgan Stanley & Co. LLC

Great. Thank you for taking the question. Just thinking back to the time where Delphi spun from Aptiv and I think we were having a conversation around potential consolidation then. Not that I would expect you to talk of potential deals or whether you were even looking at it then. But just curious, you had all the pieces in place with the REMY acquisition and the Sevcon acquisition. And really it was all about growing scale and you have the capabilities there. So maybe you could talk to – was it the scale that gravitated you towards Delphi? Were there some capabilities that are particularly interesting that you didn’t – you had not yet developed just thinking through that process?

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

We are executing our strategy. And from an M&A perspective, I always said that technology was going to be the main – the main driver and getting scale in power electronics and system expertise. This is exactly what we’re doing today.

We’ve been very impressed with what we saw from a technology standpoint. Delphi Technologies’ has scale in areas that where we don’t have scale. We have scale in areas they don’t have scale and the people and the engagement of their people has been just extraordinary from what we’ve seen. Looking forward to combine those two teams and create a lot of value.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

Armintas Sinkevicius	Q
Analyst, Morgan Stanley & Co. LLC

Okay. And then perhaps Delphi since the spin of Aptiv has – had a series of negative estimate revisions here. A new management team in place, they have a transformation strategy in place, and it seems like we’re dropping earnings. But what gave you confidence that the trajectory is about the change for Delphi?

Kevin A. Nowlan	A
Chief Financial Officer & Executive Vice President, BorgWarner, Inc.

Yeah. I think we – we had a large team of our experts go in and perform due diligence on the company and really build up from the ground up our assessment of the valuation of the business and the financial prospects of the business. So, we have a lot of confidence in what we think this combined company will look like. And what we think it looks like is as you get out a couple of years of fully accretive transaction and a company that’s delivering 11% operating margin.

Armintas Sinkevicius	Q
Analyst, Morgan Stanley & Co. LLC

Okay. Appreciate it.

Operator: Thank you. We have time for one final question and that question comes from James Picariello with KeyBanc Capital. Your line is now open.

James Albert Picariello	Q
Analyst, KeyBanc Capital Markets, Inc.

Hey. Good morning, guys. Just thinking about the pro forma leverage of 1.6 times on a gross basis, what could that look like on a net leverage basis and then given your internal free cash flow expectations, the $1 billion share buyback effort you announced. What’s your targeted net leverage over the next three years or so? Just how should we be thinking about this trajectory?

Kevin A. Nowlan	A
Chief Financial Officer & Executive Vice President, BorgWarner, Inc.

Yes. So at closing – you’re right. We expect 1.6 times on a gross basis. I think that’s going to translate to about

1.2 times on a net basis at closing. As we look ahead to capital – how we deploy future capital going forward, remember our approach hasn’t changed. We have a strong balance sheet and we don’t think there’s anything else we need to do to reduce the leverage profile of this business while increase our liquidity associated with by increasing the size of our revolving credit facility. But we have exactly what we need from a balance sheet perspective as we look ahead.

I think your expectation should be that that leverage ratio probably trends down a little bit over time simply because of the growth in earnings, not because we need to take out more leverage from the business. So what does that mean with incremental cash generation. It means that it’s consistent with the historic track record we have of deploying that capital in smart ways to invest in growth, whether it’s organic or inorganic, or return value to shareholders. And that’s how you should think about our cash flow generation as we move ahead.

James Albert Picariello	Q
Analyst, KeyBanc Capital Markets, Inc.

Got it. That’s helpful. And then just two housecleaning items, the $0.30 accretion in 2022 that reflects no buyback deployment within the $1 billion authorization. And then was this an auction deal or privately negotiated? Thanks.

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BorgWarner, Inc. (BWA) Acquisition of Delphi Technologies PLC by BorgWarner Inc Call	Corrected Transcript 28-Jan-2020

Kevin A. Nowlan	A
Chief Financial Officer & Executive Vice President, BorgWarner, Inc.

I’ll answer the first question. I’ll turn it over to Fréd, for the second. But the $0.31 in 2022 has no buybacks in it. That’s correct.

Frédéric Lissalde	A
President, Chief Executive Officer & Director, BorgWarner, Inc.

We started talking – we know the industry. We know the players and we’ve started talking to each other early 2019 and the discussion accelerated at the end of last year. And as we carried on talking, it became obvious that the combination of the two assets were going to generate a lot of value and make a lot of sense.

James Albert Picariello	Q
Analyst, KeyBanc Capital Markets, Inc.

Got it. Thanks, guys.

Patrick Nolan

Vice President-Investor Relations, BorgWarner, Inc.

So with that, I’d like to thank you all for your great questions today. Joelle, you can wrap up the call.

Operator: That does conclude the BorgWarner to Acquire Delphi Technologies Conference Call. You may now disconnect.

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